I, Jimmy D. Gambill,
certify that:
1. I have reviewed
this report on Form
N-SAR of the
Franklin Strategic
Mortgage Portfolio.
2. Based on my
knowledge, this
report does not
contain any untrue
statement of a
material
fact or omit to
state a material
fact necessary to
make the statements
made, in light of
the circumstances
under which such
statements were
made, not misleading
with respect to the
period covered
by this report;

3. Based on my
knowledge, the
financial
information included
in this report, and
the financial
statements on which
the financial
information is
based, fairly
present in all
material respects
the financial
condition, results
of operations,
changes in net
assets, and cash
flows (if the
financial statements
are required to
include a statement
of cash flows) of
the registrant as
of, and for, the
periods presented in
this report;

4. The registrant's
other certifying
officers and I are
responsible for
establishing and
maintaining
disclosure controls
and procedures (as
defined in rule 30a-
2(c) under the
Investment Company
Act) for the
registrant and have:

a) designed such
disclosure controls
and procedures to
ensure that material
information relating
to the registrant,
including its
consolidated
subsidiaries, is
made known to us by
others within those
entities,
particularly during
the period in which
this report is being
prepared;

b) evaluated the
effectiveness of the
registrant's
disclosure controls
and procedures as of
a date within 90
days prior to the
filing date of this
report (the
"Evaluation Date");
and

c) presented in this
report our
conclusions about
the effectiveness of
the disclosure
controls and
procedures based on
our evaluation as of
the Evaluation Date;

5. The registrant's
other certifying
officers and I have
disclosed, based on
our most recent
evaluation, to the
registrant's
auditors and the
audit committee of
the registrant's
board of directors
(or persons
performing
the equivalent
functions):

a) all significant
deficiencies in the
design or operation
of internal controls
which could
adversely affect the
registrant's ability
to record, process,
summarize, and
report financial
data and have
identified for
the registrant's
auditors any
material weaknesses
in internal
controls; and

b) any fraud,
whether or not
material, that
involves management
or other employees
who have a
significant role in
the registrant's
internal controls;
and

6. The registrant's
other certifying
officers and I have
indicated in this
report whether or
not there were
significant changes
in internal controls
or in other factors
that could
significantly affect
internal controls
subsequent to the
date of our most
recent evaluation,
including any
corrective actions
with regard to
significant
deficiencies and
material weaknesses.

May 23, 2003


S\JIMMY D. GAMBILL

Jimmy D. Gambill
President, Franklin
Templeton Services,
LLC.